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                SECURITIES AND EXCHANGE COMMISSION

                     Washington, D.C.  20549



                             FORM 8-K

                          CURRENT REPORT



              Pursuant to Section 13 or 15(d) of the
                  Securities Exchange Act of 1934


                          Date of Report
                         November 3, 1997


                 FIRST AMERICAN SCIENTIFIC CORP.
      (Exact name of registrant as specified in its charter)


                              NEVADA
          (State or other jurisdiction of incorporation)


      0-27094                                   88-0338315
(Commission File No.)                        (IRS Employer ID)



                       409 Granville Street
                            Suite 303
                   Vancouver, British Columbia
                         Canada   V6C 1V5
      (Address of principal executive offices and Zip Code)



                          (604) 681-8656
       (Registrant's telephone number, including area code)







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ITEM 9.  Sales of Equity Securities Pursuant to Regulation S.

     On or about the 18th day of August, 1997, the Registrant sold 1,100,000 shares of Common Stock in consideration of $220,092.00 pursuant to Regulation S of the Securities Act of 1933, as amended (the "Act"); the name of the non-U.S. purchaser is Magic Trading Limited and its address is P. O. Box 107, Oceanic House, Duke Street, Grand Turk, Turk & Caicos, British West Indies. The applicable restricted period as to the shares under Regulation S is forty (40) days since the Registrant is required to file reports with the Securities and Exchange Commission.


                            SIGNATURE

     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

     Dated this 4th day of November, 1997.

                         FIRST AMERICAN SCIENTIFIC CORP.

                         BY:  /s/ Robert Dinning,
                              Treasurer and Chief Financial
                              Officer